UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant     ☐

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☐      Preliminary Proxy Statement
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☒  Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 240.14a-12

SKYPEOPLE FRUIT JUICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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___________________________________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held June 28, 2010

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company” or “SkyPeople”), will be held in meeting room 1401 of the Grand Hyatt Hotel, located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, on Monday, June 28, 2010 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

1.	Election of Directors. To elect five directors to hold office until the next Annual Meeting of Shareholders;

2.	Other Business. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 25, 2010 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the SkyPeople Fruit Juice Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

Chief Executive Officer and Chairman of the Board of Directors

June 8, 2010
Xi’an, China

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held June 28, 2010:  This Proxy Statement and our 2010 Annual Report to Shareholders are available at http://www.skypeoplefruitjuice.com, which does not have “cookies” that identify visitors to the site.

-i-

SKYPEOPLE FRUIT JUICE, INC.

16F. National Development Bank Tower,
No. 2 Gaoxin 1st RD, Xi’an, Shaanxi, China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date	Monday, June 28, 2010

Time	10:00 a.m., Eastern Standard Time

Place	Meeting room 1401 of the Grand Hyatt Hotel, located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017

Proposals	Proposal 1 — Election of Directors

Proposal 2 — Other Business

Record Date	May 25, 2010

Voting Methods	Written ballot — Complete and return a proxy or voting instruction card (if you received a paper copy)

In person— Attend and vote at the meeting

Shareholders will also transact any other business properly brought before the meeting or any adjournments or postponements of the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

This Notice of Annual Meeting of Shareholders and Proxy Statement is accompanied by the Annual Report on Form 10-K for Fiscal 2009 which is the Company’s annual report to shareholders for the fiscal year.

On behalf of the Board of Directors:

June 8, 2010

IMPORTANT VOTING INFORMATION

If you hold your shares through a broker or other nominee, the Securities and Exchange Commission (the “SEC”) has approved a New York Stock Exchange rule that changes the manner in which your vote on the election of directors will be handled at the 2010 Annual Meeting.

Shareholders who hold our Common Stock through a broker or other nominee receive proxy materials and a voting instruction form before each annual shareholder meeting. In the past, if you did not transmit your voting instructions before the annual meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered to be routine.

A New Rule for Shareholder Voting

Effective January 1, 2010, your broker will no longer be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you now will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the voting instruction form to submit your proxy or voting instructions. We hope you will exercise your rights and fully participate as a SkyPeople shareholder.

More Information Is Available

If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or other financial institution where you hold your shares. The Securities and Exchange Commission also has a website, www.sec.gov/spotlight/proxymatters.shtml, with more information about your rights as a shareholder. Additionally, you may contact SkyPeople’s Investor Relations advisor, HC International, Inc., at 1-203-616-5144 or john.mattio@hcinternational.net.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
SKYPEOPLE FRUIT JUICE, INC.

To be Held on June 28, 2010

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of SkyPeople Fruit Juice, Inc., a Florida corporation (“Skypeople” or the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held in meeting room 1401 of the Grand Hyatt Hotel, located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017,  on Monday, June 28, 2010, and at any adjournments thereof, for the purposes of electing directors and such other business as may properly come before the Annual Meeting. For directions to the Grand Hyatt Hotel, please call the Grand Hyatt Hotel at 212-883-1234.  This Proxy Statement and the enclosed proxy card are first being mailed to the shareholders of the Company on or about June 14, 2010.

Record Date and Voting Securities

The Board of Directors fixed the close of business on May 25, 2010 (the “Record Date”) as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 20,170,117 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share. The only other class or series of the Company’s capital stock which is authorized and outstanding is the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”).  The Series B Preferred Stock has no voting rights with respect to the matters to be considered at the Annual Meeting.

Voting Generally

Holders of record of shares of the Company’s Common Stock as of the Record Date are entitled to one vote per share on each matter to be considered and voted upon at the Annual Meeting. As of the Record Date, there were 20,170,117 shares of Common Stock issued, outstanding and entitled to be voted, which were held by approximately 80 holders of record.

The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and “non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  “Non-votes” occur when a proxy:

●	is returned by a broker or other shareholder who does not have authority to vote;

●	does not give authority to a proxy to vote; or

●	withholds authority to vote on one or more proposals.

Our Amended and Restated Articles of Incorporation states that there is no cumulative voting in the election of directors. The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted as a vote for the election as a director of any nominee.

Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting.  All valid, unrevoked proxies will be voted as directed.  In the absence of instructions to the contrary, properly executed proxies will be voted for the election of the nominees for director set forth herein.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by us.  As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for your use.

Beneficial Holder.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a proxy card for your use.

Vote Required

Proposal 1 requires approval by a “plurality” of the votes cast at the Annual Meeting. This means that Proposal 1 will be approved if more votes cast at the Annual Meeting are voted in favor of the proposal than are voted against the proposal. Votes withheld are not counted as votes against the proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Unless otherwise required by the Company’s Articles of Incorporation or Bylaws or the Florida Business Corporation Act, or by applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of the Company beneficially hold approximately zero shares of Company Common Stock, or zero percent of all the votes entitled to be cast at the Meeting.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.

Important Information Regarding Delivery of Proxy Material

The SEC has adopted amendments to the proxy rules that change how companies must provide proxy materials to its shareholders.  These new rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or
●	the notice only option.

        A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.

        SkyPeople must comply with these new rules in connection with the Annual Meeting.

Full Set Delivery Option

       Under the full set delivery option, a company delivers all proxy material to its shareholders by mail as it would have done prior to the change in the rules.  In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.

       In connection with the Annual Meeting, SkyPeople elected to use the full set delivery option.  Accordingly, you should have received SkyPeople’s proxy materials by mail.  These proxy materials include the Notice of Annual Meeting of Shareholders, proxy statement, proxy card and 2009 Annual Report to Shareholders.  Additionally, Skypeople has posted these materials at www.skypeoplefruitjuice.com.

Notice Only Option

       Under the notice only option, a company must post all proxy materials on a publicly-accessible website.  Instead of delivering proxy materials to its shareholders, the company instead delivers a “Notice of Internet Availability of Proxy Material.”  The notice includes, among other matters:

●	information regarding the date and time of the Annual Meeting of Shareholders as well as the items to be considered at the meeting;
●	information regarding the website where the proxy materials are posted; and

●	various means by which a shareholder can request paper or e-mail copies of the proxy materials.

        If a shareholder requests paper copies of the proxy materials, these materials must be sent to the shareholder within three business days and by first class mail.

SkyPeople May Use the Notice Only Option in the Future

        Although SkyPeople elected to use the full set delivery option in connection with the Annual Meeting, it may choose to use the notice only option in the future.  By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for costs savings as well as conservation of paper products.  However, many companies that have used the notice only option have experienced a lower participation rate resulting in fewer shareholders voting at the annual meeting.  SkyPeople plans to evaluate the future possible cost savings as well as the possible impact on shareholder participation as it considers future use of the notice only option.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials.  This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●
Send a written request to the Company’s Corporate Secretary at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075, if you are a shareholder of record; or

●	Notify your broker, if you hold your common shares in street name.

Skypeople Information

Our principal executive offices are located at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075. The telephone number of our principal offices is 011-86-29-88377161.

PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent board members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve.  A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified.  It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid Proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid Proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that unlike prior years, beginning in 2010, your broker will no longer be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form For your vote to be counted, you now will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast’s Nominating and Governance Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

The nominees have been nominated by a majority of the Company’s independent directors of the Board in accordance with the Company’s nominations process, and the Board of Directors unanimously recommends a vote “FOR” the election of all five nominees listed below.

The following sets forth, as of June 4, 2010, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
Guolin Wang	46	Professor of Jiaotong University in Xi’an, China
Norman Ko	45	Partner of Smith Mandel & Associates, LLP
Xiaoqin Yan	32	Vice President of SkyPeople Juice Group Co., Ltd. (formerly known as, “Shaanxi Tianren Organic Food Co., Ltd.”) and Director of the Board SkyPeople Juice Group Co., Ltd.
Yongke Xue	43	Chief Executive Officer of the Company
John Smagula		Director of Asian Programs at Temple University Beasley School of Law

Norman Ko

Mr. Ko has been serving as one of our directors and chairman of the audit committee and compensation committee since April 25, 2008.  Mr. Ko has been a partner of Smith Mandel & Associates, LLP, a certified public accounting firm in Los Angeles, since July 2007. Mr. Ko earned a Master of Business Administration from the University of San Francisco in 1989 and a Bachelor of Science from York University in Canada in 1987.  He is a member of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants.

Guolin Wang

Mr. Wang has been serving as one of our directors since April 7, 2008.  Mr. Wang has served as a director of SkyPeople (China) since October 2005.  Since 1996 he has been a professor at the Finance Department of the Management School and the Economics and Finance School of Xi’an Jiaotong University.  He previously served as the director and chairman of Xi’an Changtian Environmental Protection Engineering Co., Ltd., an engineering company, from February 2006 to June 2007.  Mr. Wang graduated with a Bachelor of Science in Electronics & Telecommunication from Xi’an Jiaotong University in July 1983.  In July 1983, he attained a Master’s degree in Management Science and Engineering from Xi’an Jiaotong University.  He graduated with a Doctorate degree in Management and Science and Engineering from Xi’an Jiaotong University’s School of Economics & Finance in 2006.

Xiaoqin Yan

Ms. Yan has been serving as one of our directors since April 7, 2008.  Ms. Yan is a director and vice president of SkyPeople (China) and has been with us since January 2006.  From March 2004 to June 2005, Ms. Yan held the position of manager of human resources of Express Worldwide Ltd.  Ms. Yan served as the manager of logistics of Tianjin Dingyuan International Foods Co., Ltd., a logistics company, from October 1999 to March 2004.  Ms. Yan graduated from the Air Force University of Engineering and earned a degree in Computer Technology.  In July 2006, she graduated from PLA Military School and received a Bachelor’s degree in Business Management.

Yongke Xue

Mr. Xue has been serving as one of our directors since February 26, 2008 upon consummation of a reverse merger transaction and has been serving as our chief executive officer since February 2008.  Mr. Xue has served as the director of SkyPeople (China) since December 2005.  Mr. Xue served as the general manager of Hede from December 2005 to June 2007.  Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd., a securities firm, from April 2001 to December 2005.  He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd., a food company, from July 1998 to March 2001.  Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000.  Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989.

John Smagula

Mr. Smagula has been a director of Asian Programs at Temple University Beasley School of Law in Philadelphia since June 2003. He was a Yale-China Association Legal Teaching Fellow at Zhongshan University from June 2000 to June 2001 and at Tsinghua University from June 2001 to June 2002.  He was a Visiting Teaching Fellow through Ford Foundation at Sichuan University from June 2002 to June 2003. He was a corporate attorney at Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York from March 1997 to May 2000. Mr. Samgula graduated with a Bachelor Degree in International Relations from Pomona College in California in May 1992.   Mr. Smagula graduated with a Doctor of Jurisprudence from Washington University School of Law in St. Louis in 1995. In January 2007, he attained a Master’s degree in Education from Temple University Beasley School of Law in Philadelphia.

The Board has determined for fiscal year 2009 that all our directors, other than Yongke Xue and Xiaoqin Yan, were independent directors (“independent director" means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director). There are no family relationships among or between any of our directors, executive officers or key employees, except that Mr. Yongke Xue, the Chief Executive Officer and Chairman of the Board, and Mr. Hongke Xue, the Chief Executive Officer of SkyPeople (China), our 99% owned subsidiary, are brothers.

Vote Required for Election of Directors

Proposal 1 requires approval by a “plurality” of the votes cast at the Annual Meeting. This means that Proposal 1 will be approved if more votes cast at the Annual Meeting are voted in favor of the proposal than are voted against the proposal. Votes withheld are not counted as votes against the proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board.  Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meeting.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held four meetings during fiscal year 2009.  All of the directors attended (in person or by telephone) all the meetings of the Board and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: Robert Fields, Norman Ko and Guolin Wang.

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

   We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting.  In addition, we have also adopted Statement of Policies and Procedures with respect to Related Party Transaction and Whistleblowing Policy & Procedure. All of these documents are available on our website at www.skypeoplefruitjuice.com and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” Each of these documents is also available in print without charge to any shareholder upon request. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

Committees of the Board and Attendance at Meetings

   Our Board has two standing permanent committees: Compensation Committee and Audit Committee.  The Board has adopted a written charter for each of these two committees. The committee charters are posted in the “Investors” section of the Company’s website at www.skypeoplefruitjuice.com, and each is available in print without charge to any shareholder upon request. We intend to disclose any amendments to these charter documents on our website.

Compensation Committee

       The Board has a standing Compensation Committee.  The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers. During fiscal year 2009, Messrs. Ko, Wang and Fields served on the compensation committee, which was chaired by Mr. Ko.  Each member of the compensation committee is “independent” as that term is defined in the rules of the Commission and within the meaning of such term as defined under the rules of the NASDAQ Global Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met twice during the fiscal year 2009.  A Compensation Charter was adopted on April 13, 2009 and was included as an appendix to the Proxy Statement relating to the Annual Meeting held in June 2009.

No interlocking relationship exists between our board of directors or the compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year.

Audit Committee

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The members of our Audit Committee consist of Messrs. Robert B. Fields, Guolin Wang and Norman Ko. Mr. Ko serves as Chairman of our Audit Committee.  The Board of Directors has determined that the Audit Committee has at least one financial expert, namely Norman Ko, who meets the requirements of “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. The Board of Directors has affirmatively determined that Mr. Ko does not have a material relationship with the Company that would interfere with the exercise of independent judgment. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, monitoring the independence and performance of our independent auditors, and monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliances.  The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls.  The Audit Committee held four meetings during fiscal year 2008.  Each of the members of the Audit Committee satisfies the independence standards specified in NASDAQ Marketplace Rule 4200(a)(15) and Rule 10A-3 under the Exchange Act.  An Audit Committee Charter was adopted on April 13, 2009 and was included as an appendix to the Proxy Statement relating to the Annual Meeting held in June 2009.

               Nominations Process

               The Company does not have a standing nominating committee. The Company has adopted a resolution in April 2009 addressing the nomination process and related matters (the “Nominations Process”).  Based on the Company’s Nominations Process, the Board does not believe that a separate nominating committee is necessary as any selection of nominees, by virtue of the composition of the current Board, would be by a vote that would be the same as the vote of any separate committee consisting of only the independent directors.  Furthermore, the Board values the input of each of its members and believes that input is important in determining the Board nominees.  At such time, if any, as the Board composition changes, the Company may establish a separate nominating committee.  As a result, the entire Board participates in the consideration of Board nominees and nominates the candidates for election named in this Proxy Statement.

The Company’s Nominations Process requires that at an appropriate time prior to each Annual Meeting of Shareholders at which directors are to be elected or reelected, a majority of the independent directors shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve.   The Nomination Process further requires that the Board evaluate the performance of its Board members on an annual basis in connection with the nomination process. Where a reappointment is being considered, among other factors, the attendance record, qualification and service term should be considered. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including, without limitation, members of the Board and management of the Company.  The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises.  The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess.  However, the Board will consider various factors, including, without limitation, the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on June 28, 2010.

       Subject to certain conditions, the Board will consider candidates proposed by shareholders of the Company who have held the Company’s Common Stock for at least one year and who hold a minimum of 1% of the Company’s outstanding shares, and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates.  Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an Annual Meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosure required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders.  Shareholder candidate proposals should be sent to the attention of the Corporate Secretary of the Company at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075.

Communications with Directors

   Shareholders may communicate with the Board or to one or more individual members of the Board by writing SkyPeople Fruit Juice, Inc., 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

Compensation Committee Interlocks and Insider Participation

    None.

Executive Officers

The following table sets forth as of June 4, 2010, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

NAME	AGE	PRINCIPAL OCCUPATION
Yongke Xue	43	Chief Executive Officer and Chairman of the Board
Spring Liu	37	Chief Financial Officer and Corporate Secretary

Yongke Xue

Mr. Xue’s biography is set forth above under the Section entitled “Board of Directors”.

Spring Liu

Ms. Liu has been serving as our chief financial officer since April 14, 2008 and corporate secretary since April 25, 2008.  Prior to that, Ms. Liu worked for Trio-Tech International, a supplier of test equipment and test services for the semiconductor and electronic industries, since January 2003, where she initially worked as an accountant and was later promoted to corporate secretary and financial reporting manager in 2005. Ms. Liu passed all sections of the Uniform Certified Public Accountants Examination in California in March 2006.  Ms. Liu earned a Bachelor of Arts in English from the Xi’an Foreign Languages University in China in 1996 and a Bachelor of Science in Accounting from the University of Phoenix in 2004.

Executive officers serve at the pleasure of our Board. There is no family relationship between any executive officer or director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions which requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction.  If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify an interested transaction, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below.  Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee.  If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party.  Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

For purposes of the statement of policies and procedures with respect to related party transactions:

●
an “interested transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which (1) the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year, (2) we are a participant and (3) any related party has or will have a direct or indirect interest other than solely as a result of being a director or a less than 10% beneficial owner of another entity; and

●
a “related party” is any (a) person who is or was, since the beginning of the last year for which we filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role, an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our Common Stock or (c) immediate family member of any of the foregoing.  Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law and anyone residing in such person’s home other than a tenant or employee.

               Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●
Employment of executive officers.  Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●
Director compensation.  Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●
Certain transactions with other companies.  Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●
Certain charitable contributions.  Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●
Transactions where all shareholders receive proportional benefits.  Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●
Regulated transactions.  Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions since January 1, 2009

There has not been any reportable transaction between us and a related person since January 1, 2009

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of June 4, 2010, the only class of outstanding voting securities of the Company was the Company’s Common Stock, par value $.001 per share. The Company also has a class of Series B Convertible Preferred Stock, par value $.001 per share (“Series B Stock”), but the holders of such class do not have the right to vote in the election of directors and are thus not considered voting securities.

The following table sets forth certain information as of June 4, 2010 with respect to the beneficial ownership of our Common Stock by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director and nonimee, (iii) each executive officer named in the Summary Compensation Table in the section entitled “Executive Compensation” below and (iv) all executive officers and directors as a group.

In determining the percentage of Common Stock beneficially owned by a person on June 4, 2010, we divided (a) the number of shares of Common Stock beneficially owned by such person (including the number of shares of Common Stock beneficially owned by such person which were outstanding on June 4, 2010 and the number of shares of Common Stock beneficially owned by such person which were not outstanding but which could be acquired by the person within 60 days after June 4, 2010, upon the exercise of options, warrants, or other rights or the conversion of any convertible securities by (b) the sum of the total number of shares of Common Stock which were outstanding on June 4, 2009 plus the number of shares of Common Stock beneficially owned by such person which were not outstanding, but which could be acquired by the person within 60 days after June 4, 2010, upon the exercise of options, warrants, or other rights or the conversion of any convertible securities.

Title of Class	Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Hongke Xue (3)	11,736,626		57.5%
Common Stock	Lin Bai (4)	1,467,078		7.2%
Common Stock	Yongke Xue	—		—
Common Stock	Spring Liu	100,000	(5)	*
Common Stock	Xiaoqin Yan	—		—
Common Stock	Guolin Wang	—		—
Common Stock	Robert B. Fields	—		—
Common Stock	Norman Ko	—		—
Common Stock	John Smagula	—		—
Common Stock	Barron Partners LP 730 Fifth Avenue, 9th Floor New York, New York 10019	1,971,430	(6)	9.2%
Common Stock	All officers and director as a group (six persons)	100,000		*

 *           Less than 1%

(1)
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o the Company, at 16F, National Development Bank Tower, Gaoxin 2nd Road, Hi-Tech Industrial Zone, Xi’an, Shaanxi Province, PRC 710075.

(3)
Consists of 11,736,626 shares owned of record by Fancylight.  Fancylight and Hongke Xue entered into a call option agreement pursuant to which Hongke Xue has the right to acquire all of such shares.  Fancylight and Hongke Xue have also entered a voting trust agreement dated as of February 25, 2008 under which Hongke Xue was appointed as voting trustee under a voting trust created with respect to all of such shares.  Therefore, Hongke Xue may be deemed to be the sole beneficial owner of such shares.

(4)
Consists of 1,467,078 shares owned by China Tianren Organic as attorney-in-fact for certain persons.  China Tianren Organic is a British Virgin Islands company.  China Tianren Organic and Lin Bai entered into a voting trust and escrow agreement dated as of February 25, 2008 pursuant to which Lin Bai was appointed as voting trustee under a voting trust created with respect to all of such shares.  Therefore, Lin Bai may be deemed to be the sole beneficial owner of such shares.

(5)
On December 9, 2009, we issued Ms. Liu a warrant to purchase an aggregate of 100,000 shares of our Common Stock at an exercise price of $4.50 per share, which warrant will expire on December 9, 2014. 80% of the shares issuable upon exercise of the warrant will become exercisable on and after December 9, 2011 and 20% of the shares issuable upon exercise of the warrant will become exercisable after December 9, 2013.

(6)
Assumes that all Series B preferred stock can be converted and all warrants can be exercised without any volume restriction.  Consists of (a) an aggregate of 1,070,099 shares of our Common Stock issuable upon conversion of Series B preferred stock and (b) 901,331 shares of Common Stock purchased from the open market.  The address for Barron Partners is 730 Fifth Avenue, 9th Floor, New York, New York 10019.

EXECUTIVE COMPENSATION

The Company’s executive officers do not receive any compensation for serving as executive officer of the Company or Pacific, but are compensated by and through SkyPeople Juice Group Co., Ltd., our 99% indirectly owned subsidiary (“SkyPeople (China)”). The following table sets forth information concerning cash and non-cash compensation paid by SkyPeople (China) to the Company’s chief executive officer for each of the two fiscal years ended December 31, 2009 and December 31, 2008. No executive officer of the Company, Pacific or SkyPeople (China) received compensation in excess of $100,000 for either of those two years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compensation ($)		Total ($)
Yongke Xue	12/31/2008	0.00	—	—	—		—	—	—		0.00
CEO (4)	12/31/2009	13,077	—	—	—		—	—	—		13,077
Spring Liu (1)	12/31/2008	58,192	—	—	—	(2)	—	—	—		58,192
CFO	12/31/2009	101,846	—	—	—		—	—	3,000	(3)	104,846

(1)	Ms. Liu was hired as chief financial officer in April 2008.
(2)
On December 9, 2009, we issued Ms. Liu a warrant to purchase an aggregate of 100,000 shares of our Common Stock at an exercise price of $4.50 per share, which warrant will expire on December 9, 2014. 80% of the shares issuable upon exercise of the warrant will become exercisable on and after December 9, 2011 and 20% of the shares issuable upon exercise of the warrant will become exercisable after December 9, 2013. As of December 31, 2009, the value of the warrant was deemed immaterial and no compensation cost was accrued under FASB ASC Topic 718 for fiscal year 2009.

(3)           The Company contribution to Simple IRA.
(4)
Mr. Xue did not receive any compensation from the Company or any of its subsidiaries for his services to the Company before December 9, 2009. Mr. Xue’s annual salary is $200,000 effective December 9, 2009.

Outstanding Equity Awards at December 31, 2009

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2009.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Yongke Xue			—	—
Spring Liu	100,000	(1)	—	—	$4.50

(1)
On December 9, 2009, we issued Ms. Liu a warrant to purchase an aggregate of 100,000 shares of our Common Stock at an exercise price of $4.50 per share, which warrant will expire on December 9, 2014. 80% of the shares issuable upon exercise of the warrant will become exercisable on and after December 9, 2011 and 20% of the shares issuable upon exercise of the warrant will become exercisable after December 9, 2013. As of December 31, 2009, the value of the warrant was deemed immaterial and no compensation cost was accrued under FASB ASC Topic 718 for fiscal year 2009.

Option and Warrant Grants in 2009; Outstanding Equity Awards

On December 9, 2009, we issued Ms. Liu a warrant to purchase an aggregate of 100,000 shares of our Common Stock at an exercise price of $4.50 per share, which warrant will expire on December 9, 2014.  80% of the shares issuable upon exercise of the warrant will become exercisable on and after December 9, 2011 and 20% of the shares issuable upon exercise of the warrant will become exercisable after December 9, 2013. As of December 31, 2009, the value of the warrant was deemed immaterial and no compensation cost was accrued under FASB ASC Topic 718 for fiscal year 2009.

Employment Agreements

We do not currently have an employment agreement with any of our executive officers.

DIRECTORS’ COMPENSATION

Our directors did not receive compensation for their service on the Board of Directors for 2006 and 2007.  Starting in 2008, we began (i) paying  our non-PRC nonemployee directors an annual fee of $25,000, (ii) reimbursing our directors for actual, reasonable and customary expenses incurred in connection with the performance of their duties as board members and (iii) paying the chairman of our audit committee a fee of $25,000 for his or her service as chairman.  The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2009.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	—	—	—	—	—	—	—
Xiaoqin Yan	—	—	—	—	—	—	—
Guolin Wang (2)	—	—	—	—	—	—	—
Robert B. Fields	25,000	—	—	—	—	—	25,000
Norman Ko	25,000	—	—	—	—	—	25,000

(1)	Cash compensation for board of directors and committee meeting attendance and service as a committee chairman.
(2)
Mr. Wang is a PRC resident and our policy is not to provide cash compensation for director services to nonemployee directors who are PRC residents.  We believe that this is a common practice for companies with their primary operations in the PRC.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

Compensation Objectives

We operate in a highly competitive and rapidly changing industry. The key objectives of our executive compensation programs are to:

●	attract, motivate and retain executives who drive our success and industry leadership;

●	provide each executive, from vice president to chief executive officer, with a base salary on the market value of that role, and the individual’s demonstrated ability to perform that role.

The compensation to executive officers only contained base salary for 2008 and 2009, except that in December 2009, we issued our Chief Financial Officer, Ms. Spring Liu, a warrant to purchase an aggregate of 100,000 shares of our Common Stock at an exercise price of $4.50 per share, which warrant will expire on December 9, 2014.

Our compensation committee is considering establishing criteria for calculating and paying performance based bonuses to our executive officers and/or long-term incentive compensation in the form of stock options.  Currently, except for the warrant to purchase 100,000 shares of our Common Stock issued to Ms. Liu in December 2009, we do not have any stock option plans for our directors, officers or employees, and there were no outstanding options held by any of our directors, executive officers or employees as of May 50, 2010.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives.  It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions.  This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Determining Executive Compensation

Our compensation committee reviews and approves the compensation program for executive officers annually after the close of each year. Reviewing the compensation program at such time allows the compensation committee to consider the overall performance of the past year and the financial and operating plans for the upcoming year in determining the compensation program for the upcoming year.

Our compensation program only contained base annual salary in 2008 and 2009, except for the warrant to purchase 100,000 shares of our Common Stock issued to our Chief Financial Officer, Ms. Spring Liu, in December 2009.

A named executive officer’s base salary is determined by an assessment of his sustained performance against individual job responsibilities, including, where appropriate, the impact of his performance on our business results, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.  The compensation committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range.

Role of Executive Officers in Determining Executive Compensation

The compensation committee determines the compensation for the chief executive officer, which is based on various factors, such as level of responsibility and contributions to our performance. The chief executive officer recommends the compensation for our executive officers (other than the compensation of the chief executive officer) to the compensation committee. The compensation committee reviews the recommendations made by the chief executive officer and determines the compensation of the chief executive officer and the other executive officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for this Annual Meeting of Shareholders.

COMPENSATION COMMITTEE

Guolin Wang
Norman Ko
Robert Fields

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three independent directors and operates under a written charter approved by the Board of Directors.  Our management is responsible for the internal accounting controls and the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm, Child, Van Wagoner & Bradshaw, PLLC, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100. During fiscal year 2009, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for fiscal year 2009, and the independent auditor’s report on those financial statements, with the Company’s management and independent auditor. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with BDO Limited in Hong Kong matters required to be discussed with the Audit Committee by AICPA Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated BDO Limited in Hong Kong’s qualifications, performance, and independence, including that of the lead audit partner, and has concluded that the independent registered public accounting firm is independent from us and our management. In addition, BDO Limited in Hong Kong has provided the Audit Committee with the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has engaged in dialogue with BDO Limited in Hong Kong regarding their independence.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year 2009 be included in the Company’s Annual Report on Form 10-K.

Dated: June 8, 2010

THE AUDIT COMMITTEE
Guolin Wang
Norman Ko
Robert B. Fields

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

   To be considered for inclusion in our proxy solicitation materials for the 2011 Annual Meeting of Shareholders, a shareholder proposal must be received by our Corporate Secretary at our principal executive offices no later than February 7, 2011, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

   The independent directors will consider candidates for election as a director recommended by any shareholder of the Corporation who has held the Corporation’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending shareholder must submit the following:

•	a detailed resume of the recommended candidate;
•	an explanation of the reasons why the shareholder believes the recommended candidate is qualified for service on the Corporation’s Board;
•	such other information that would be required by the rules of the SEC to be included in a proxy statement;
•	the written consent of the recommended candidate;
•	a description of any arrangements or undertakings between the shareholder and the recommended candidate regarding the nomination; and
•	proof of the recommending shareholder’s stock holdings in the Corporation.

Recommendations from shareholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a shareholder proposal to be considered for inclusion in the Corporation’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Committee for the following year’s Annual Meeting.

CHANGES IN CERTIFYING ACCOUNTANT

We engaged BDO Limited in Hong Kong, or BDO, as our principal independent registered public accounting firm effective December 11, 2009. We dismissed Child, Van Wagoner & Bradshaw PLLC, or CVWB, effective on December 8, 2009. The decision to change our principal independent registered public accounting firm was approved by the Audit Committee and our Board of Directors.

The reports of CVWB on our consolidated financial statements for the fiscal year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. During our fiscal year ended December 31, 2008, and during the subsequent period through to the date of CVWB’s dismissal, there were no disagreements between us and CVWB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVWB, would have caused CVWB to make reference thereto in their reports on the Company's audited consolidated financial statements.

During our fiscal year ended December 31, 2008 and during the subsequent period through to the date of CVWB’s dismissal, which preceded the termination of CVWB, other than as is set forth herein, CVWB did not advise the Company of any of the following:

       (a) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

       (b) that information had come to CVWB’s attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

       (c) that CVWB needed to expand significantly the scope of its audit, or that information had come to CVWB’s attention that if further investigated may: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that would have prevented it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; or

       (d) that information had come to CVWB’s attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to CVWB’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

On December 11, 2009, we engaged BDO to serve as the independent registered public accounting firm responsible for auditing our financial statements for the fiscal year ended December 31, 2009. The engagement was approved by the Audit Committee and our Board of Directors.

Except as set forth in the immediately preceding paragraph, neither we nor anyone on behalf of us consulted BDO during the two most recent fiscal years and any subsequent interim period prior to engaging BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that we concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, acting pursuant to authority delegated to it by the Board, appointed BDO Limited in Hong Kong, or BDO, an, to replace Child, Van Wagoner & Bradshaw PLLC, or CVWB, an independent registered certified public accounting firm, as independent auditors for the Company and its subsidiaries for the fiscal year ended December 31, 2009. The Audit Committee will appoint an independent  registered certified public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 in the fourth quarter of  2010. BDO’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  BDO has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

A representative of BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate question from shareholders.

The following table presents fees for professional audit services rendered by BDO and CVWB for the years ended December 31, 2009 and 2008, respectively.  All of the services described in the following table that were rendered following the establishment of our Audit Committee in April 2008 were approved in conformity with the Audit Committee’s pre-approval process.

	2009	2008
Audit Fees	$106,000	$99,000
Tax Fees	11,500	11,650
All Other Fees	-	24,000
Total	$117,500	$134,650

Audit Fees

       The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by BDO and CVWB, respectively, for professional services rendered for the audit of our fiscal 2009 and 2008 annual consolidated financial statements, respectively, and for the review of the financial statements included in our quarterly reports during such periods. Audit fees for 2009 include quarterly review fees of $30,000 billed by CVWB and $10,600 billed by BDO for the audit of the consolidated financial statements for fiscal 2009.

Tax Fees

       The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2009 and 2008 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

All Other Fees

       The amounts set forth opposite “All Other fees” above include $24,000 paid to CVWB for the consent to the incorporation by reference of their audit report dated May 15, 2008, in the Company’s Registration Statement on Form S-1 filed with SEC on February 2, 2009, including all pre-effective amendments thereto.

Pre-Approval Policy

The audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our Audit Committee was established in April 2008. Therefore, only 80% of the services provided by CVWB in fiscal 2008 were pre-approved by the Audit Committee.  All the services provided by BDO in fiscal 2009 were pre-approved by the audit committee.

ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for fiscal year 2009 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2009.  This request should be directed to the Corporate Secretary, 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the Company’s website, www.skypeoplefruitjuic.com, and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors

Chief Executive Officer and Chairman of the Board

PROXY

SKYPEOPLE FRUIT JUICE, INC.

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints Michael Wei as the undersigned’s true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of SkyPeople Fruit Juice, Inc. to be held in meeting room 1401 of the Grand Hyatt Hotel,  located at 109 East 42nd Street at Grand Central Terminal, New York, New York 10017 , on Monday, June 28, 2010 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting.  The undersigned directs that the undersigned’s proxy be voted as follows:

1.	ELECTION OF DIRECTORS:
m FOR all nominees
        m WITHHOLD AUTHORITY FOR ALL NOMINEES
        m    FOR ALL EXCEPT (See instructions below)

GuoLin Wang, Norman Ko, John Smagula, Xiaoqin Yan, Yongke Xue

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to the name of each nominee for whom you wish to withhold your votes, as shown here: ●

       2.                      In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

Dated:

Signature
Signature, if held jointly
Title (if applicable)

Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope.  In the case of joint ownership, each joint owner must sign.  When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title.  If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal.  If a partnership, sign in partnership name by authorized person.

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